Certification of Principal Financial Officer
                      Pursuant to 18 U.S.C. 1350
            (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Tom B. Dake, Chief Financial Officer (principal financial officer) of Miltope Group, Inc.(the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 28, 2003 of the Registrant (the
"Report"):

     (1)  The Report fully complies with the requirements of Section
          13(a) [15(d)] of the Securities Exchange Act of 1934, as amended;
          and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Tom B. Dake
------------------------------

Name:     Tom B. Dake
Date:     November 10, 2003